UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 14, 2016

BroadVision, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34205	94-3184303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1700 Seaport Blvd, Suite 210, Redwood City, California		94063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(650) 331-1000

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2016 annual meeting of the stockholders of BroadVision, Inc. (the “Annual Meeting”) was held on July 14,  2016 in our office located at 1700 Seaport Boulevard, Suite 210, Redwood City, California. At the Annual Meeting, our stockholders voted on two proposals, each of which is described in more detail in our definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission on June 3, 2016. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and the number of abstentions, if applicable, and broker non-votes with respect to each matter.

1. Our stockholders elected each of 4 director nominees to serve for the ensuing year and until their successors are elected. The votes regarding the election of directors were as follows:

Director Name:	Votes For	Votes Withheld	Broker Non–Votes
Pehong Chen	2,690,574	70,563	857,154
James D. Dixon	2,690,388	70,749	857,154
Robert Lee	2,687,498	73,639	857,154
François Stieger	2,690,376	70,761	857,154

2. Our stockholders ratified the selection of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The voting results were as follows:

Votes For	Votes Against	Abstentions
3,593,431	20,518	4,342

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BroadVision, Inc.

July 18, 2016	By:	/s/ Peter Chu

Name: Peter Chu
Title: Chief Financial Officer and Vice President of Strategy and Product Management